                        Nations Government Income
                           Term Trust 2004, Inc.


                         A N N U A L
                         R E P O R T

                         For the Year Ended December 31, 1996




                                                       -----------
                                                           Nations
                                                       -----------
                                                        Government
                                                       -----------
                                                       Income Term
                                                       -----------
                                                        Trust 2004
                                                       -----------

--------------------------------------------------------------------------------
    NOT                              MAY LOSE VALUE
    FDIC-
    INSURED                          NO BANK GUARANTEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NATIONSBANK AND ITS AFFILIATES PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.
--------------------------------------------------------------------------------

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.

DEAR SHAREHOLDER:

     We welcome this opportunity to provide you with the annual report for Nations Government Income Term Trust 2004, Inc. (the "Company") for the year ending December 31, 1996, and to share our outlook for the near term.

INVESTMENT OBJECTIVES

     The Company is a closed-end investment company, and its shares are traded on the New York Stock Exchange under the symbol "NGF." The Company's investment objectives are to seek to provide a high level of current income and to return $10 per share (the initial public offering price per share) on or about February 28, 2004.

PORTFOLIO PERFORMANCE*

     For the twelve-month period ending December 31, 1996, the Company distributed net investment income of $0.6456 per share. On December 31, 1996, a monthly dividend in the amount of $0.0538 per share was paid. This dividend rate equates to an annualized yield of 6.46%, based on the initial offering price of $10.00 per share. In addition, the dividend rate of $0.0538 per month translates into a current annualized yield of 8.07%, based upon the closing market price of $8.00 per share on December 31, 1996. The net asset value of the Company's shares on December 31, 1996 was $9.27.

MARKET ENVIRONMENT

     During 1996, the economy was characterized by moderate growth and low inflation. The Federal Reserve Board's (the "Fed") last move was a 0.25% reduction in the Federal Funds Rate, posted in January 1996. Bond strength early in the year, due to economic damping from the severe winter and government shutdown, gave way to a rapid sell-off as job creation increased and the economy rebounded. As the economy settled back into moderate growth, the bond market adopted a trading range through the spring and summer. The bond market then rallied in the early fall when it appeared that the economy was slowing. However, in December, the belief that the economy was once again strengthening prompted an increase in interest rates. Throughout the year, the bond market's reaction to the release of economic data has contributed to the low inflation environment sought by the Fed.

     Interest rates, as measured by the 10-Year U.S. Treasury Note, ranged from 5.75% at the beginning of the year, to 6.42% at year's end, with a mid-year high of 7.06%.

MARKET OUTLOOK

     We forsee continued overall volatility in the bond market, but do not anticipate the bond market moving out of the broad range of 5.75% to 8.00% that has persisted during the last three years. We anticipate a continuation of low inflation, moderate economic growth and a Fed committed to price stability. Given this relatively secure environment, we continue to have a generally positive view towards the bond market for the coming year.

CONCLUSION

     The Company continues to pursue its dual objectives of providing a high level of current income and returning $10 per share to shareholders upon termination of the Company.

Sincerely,

/s/ Mark H. Williamson

Mark H. Williamson
President

December 31, 1996

---------------

* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations Government Income Term Trust 2004, Inc.
----------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                                   DECEMBER 31, 1996
----------------------------------------------------------------------------------------------
 PRINCIPAL                                                                           VALUE
  AMOUNT                                                                            (NOTE 1)
----------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 78.1%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 25.3%
            REMIC:
$ 3,585,198   Series 1489 VB, CMO, Inverse Floater, 6.802% 10/15/07**...........   $ 2,997,655
  4,000,000   Series 1544 SA, CMO, TAC, Inverse Floater, 7.313% 07/15/08**......     3,477,200
  1,861,171   Series 1550 SD, CMO, TAC, Inverse Floater, 5.679% 07/15/08**......     1,485,735
  5,115,354   Series 1693 SC, CMO, TAC, Inverse Floater, 5.725% 03/15/09**......     3,730,679
 10,000,000   Series 1720 E, CMO, VADM, 7.500% 12/15/09.........................     9,815,700
  6,563,096   Series 1688 M, CMO, SEQ, 6.000% 08/15/13..........................     6,375,391
  2,936,000   Series 1437 W, CMO, PAC, Inverse Floater, 8.312% 11/15/19**.......     2,523,932
  1,454,539   Series 1644 NB, PAC, Inverse Floater, 5.725% 12/15/23**...........     1,283,049
                                                                                   -----------
                                                                                    31,689,341
                                                                                   -----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 45.5%
              REMIC:
 10,000,000   Certificate 93-12 ED, CMO, VADM, 7.500% 02/25/06..................    10,232,500
 10,000,000   Certificate 92-193 HD, CMO, PAC, 7.000% 11/25/07..................     9,855,000
  3,290,236   Certificate 93-214 SP, CMO, PAC, Inverse Floater, 4.847%
                12/25/08**......................................................     2,948,973
  1,738,276   Certificate 93-231 SA, CMO, Inverse Floater, 5.344% 12/25/08**....     1,406,821
 10,000,000   Certificate 94-82 B, CMO, TAC, 8.000% 03/25/17....................    10,538,600
 10,000,000   Certificate 93-2 G, CMO, PAC, 7.000% 01/25/18.....................     9,998,400
  3,014,778   Certificate 91-162 SA, PAC, Inverse Floater, 10.237% 04/25/20**...     3,015,230
  5,287,384   Certificate 93-247 SK, CMO, TAC, Inverse Floater, 9.559%
                02/25/23**......................................................     5,263,274
  2,747,250   Certificate 93-179 SG, TAC, Inverse Floater, 5.036% 10/25/23**....     2,346,262
  1,736,687   Certificate 93-202 VB, PAC, Inverse Floater, 5.165% 11/25/23**....     1,477,244
                                                                                   -----------
                                                                                    57,082,304
                                                                                   -----------
            WHOLE LOAN COLLATERAL -- 7.3%
  5,000,000 General Electric Capital Mortgage Services Inc., CMO, TAC,
                Series 1994-13, Class A-8, 6.500% 04/25/24......................     4,679,050
  4,730,303 Residential Funding Mortgage, CMO, TAC,
                Series 1993-S48, Class A-8, 6.500% 12/25/08.....................     4,544,591
                                                                                   -----------
                                                                                     9,223,641
                                                                                   -----------
              TOTAL MORTGAGE-BACKED SECURITIES (Cost $99,119,601)...............    97,995,286
                                                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2004, Inc.
---------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)                                      DECEMBER 31, 1996
---------------------------------------------------------------------------------------------
 PRINCIPAL                                                                           VALUE
  AMOUNT                                                                            (NOTE 1)
---------------------------------------------------------------------------------------------
MUNICIPAL BONDS -- 10.3%
$3,340,000   Conroe, Texas, Independent School District, 5.500% 02/01/04***....  $  2,355,736
 2,000,000   Kentucky State Turnpike Authority, Development Revenue,
               5.034% 01/01/04***..............................................     1,421,260
 2,080,000   Lower Colorado River Authority, Texas, Series B, 5.450%
               01/01/04***.....................................................     1,486,222
 2,500,000   San Antonio, Texas, Electric and Gas Revenue, 5.037%
               02/01/04***.....................................................     1,763,275
 3,165,000   Texas State Capital Appreciation, 5.160% 04/01/04***..............     2,214,044
 3,845,000   University of Illinois, Revenue Auxiliary, 5.050% 04/01/04***.....     2,680,234
 1,500,000   Washington State Public Power Supply, 5.300% 07/01/04***..........     1,025,895
                                                                                 ------------
             TOTAL MUNICIPAL BONDS (Cost $12,757,847)..........................    12,946,666
                                                                                 ------------
U.S. TREASURY OBLIGATIONS -- 11.1%
           U.S. TREASURY NOTE -- 7.1%
 9,220,000   5.875% 02/15/04...................................................     8,974,011
                                                                                 ------------
           U.S. TREASURY STRIP -- 4.0%
 6,700,000   Interest Only, 6.138% 11/15/01+...................................     4,975,286
                                                                                 ------------
             TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,707,147)................    13,949,297
                                                                                 ------------
TOTAL INVESTMENTS (Cost $125,584,595*).................................   99.5%   124,891,249
OTHER ASSETS AND LIABILITIES (NET).....................................    0.5        681,968
                                                                         -----   ------------
NET ASSETS.............................................................  100.0%  $125,573,217
                                                                         -----   ------------

---------------
  * Aggregate cost for Federal tax purposes was $124,989,250.
 ** Current coupon rate at December 31, 1996.
*** Zero Coupon Security. The rate shown is the effective yield at date of purchase.
  + The rate shown is the effective yield at date of purchase.

ABBREVIATIONS:

CMO    Collateralized Mortgage Obligation
PAC     Planned Amortization Class
REMIC  Real Estate Mortgage Investment Conduit
SEQ     Sequential Payment Class
TAC     Targeted Amortization Class
VADM   Very Accurately Defined Maturity

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2004, Inc.
----------------------------------------------------------------------------------------------
   STATEMENT OF ASSETS AND LIABILITIES                                       DECEMBER 31, 1996
----------------------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost $125,584,595) (Note 1)
       See accompanying schedule...................................               $124,891,249
     Cash..........................................................                     32,197
     Interest receivable...........................................                    676,957
     Unamortized organization costs (Note 5).......................                      3,900
     Prepaid expenses..............................................                      2,632
                                                                                  ------------
          Total Assets.............................................                125,606,935
                                                                                  ------------
LIABILITIES:
     Transfer agent fees payable (Note 2)..........................                      8,537
     Accrued legal and audit fees..................................                      6,208
     Accrued shareholder reports expense...........................                      6,158
     Custodian fees payable (Note 2)...............................                      6,099
     Administration fee payable (Note 2)...........................                      3,333
     Accrued directors' fees and expenses (Note 2).................                      1,500
     Accrued expenses and other payables...........................                      1,883
                                                                                  ------------
          Total Liabilities........................................                     33,718
                                                                                  ------------
NET ASSETS.........................................................               $125,573,217
                                                                                  ------------
NET ASSETS consist of:
     Undistributed net investment income...........................               $    267,046
     Accumulated net realized loss on investments..................                 (2,662,652)
     Net unrealized depreciation of investments....................                   (693,346)
     Common stock at par value (Note 4)............................                     13,550
     Paid-in capital in excess of par value........................                128,648,619
                                                                                  ------------
          Total Net Assets.........................................               $125,573,217
                                                                                  ------------
NET ASSET VALUE PER SHARE:
    ($125,573,217 / 13,549,948 shares of common stock outstanding).                      $9.27
                                                                                         -----

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2004, Inc.
-----------------------------------------------------------------------------------------------
   STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1996


INVESTMENT INCOME:
     Interest....................................................                   $10,344,586
                                                                                     ----------
EXPENSES:
     Investment advisory fee (Note 2)............................                       623,108
     Administration fee (Note 2).................................                       311,554
     Transfer agent fees (Note 2)................................                       110,937
     Legal and audit fees........................................                        89,040
     Custodian fees (Note 2).....................................                        34,254
     Directors' fees and expenses (Note 2).......................                         8,053
     Amortization of organization costs (Note 5).................                         1,800
     Other.......................................................                        83,810
                                                                                     ----------
                                                                                      1,262,556
     Fees waived by investment adviser and administrator (Note
       2)........................................................                      (887,995)
     Fees reduced by credits allowed by the custodian (Note 2)...                        (7,150)
                                                                                     ----------
          Total Expenses.........................................                       367,411
                                                                                     ----------
NET INVESTMENT INCOME............................................                     9,977,175
                                                                                     ----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  (NOTES 1 AND 3):
     Net realized gain on investments sold.......................                        16,959
     Change in unrealized appreciation/depreciation of
       investments...............................................                    (4,630,719)
                                                                                     ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS..................                    (4,613,760)
                                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.....................................................                   $ 5,363,415
                                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2004, Inc.
-----------------------------------------------------------------------------------------------
   STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------
                                                                        YEAR           YEAR
                                                                       ENDED          ENDED
                                                                      12/31/96       12/31/95
                                                                    ---------------------------
Net investment income.............................................  $  9,977,175   $  9,320,258
Net realized gain on investments sold.............................        16,959      3,686,058
Change in unrealized appreciation/depreciation of investments.....    (4,630,719)    13,470,219
                                                                    ------------   ------------
Net increase in net assets resulting from operations..............     5,363,415     26,476,535
Distributions to shareholders from net investment income..........    (8,973,253)    (8,941,274)
Distributions in excess of net investment income..................       --            (121,758)
Net increase/(decrease) in net assets from Company share
  transactions (Note 4)...........................................    (4,005,860)        34,702
Increase due to capital contribution (Note 7).....................     8,800,880        --
                                                                    ------------   ------------
Net increase in net assets........................................     1,185,182     17,448,205
NET ASSETS:
Beginning of year.................................................   124,388,035    106,939,830
                                                                    ------------   ------------
End of year (including undistributed net investment income
  of $267,046 and $0, respectively)...............................  $125,573,217   $124,388,035
                                                                    ------------   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2004, Inc.
--------------------------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                         YEAR              YEAR           PERIOD
                                                         ENDED            ENDED            ENDED
                                                      12/31/96+++        12/31/95        12/31/94*
                                                      --------------------------------------------
Operating performance:
Net asset value, beginning of year..................    $   8.86         $   7.62         $   9.45#
                                                        --------         --------         --------
Net investment income...............................        0.72             0.66             0.57
Net realized and unrealized gain/(loss) on
  investments.......................................       (0.33)            1.23            (1.85)
                                                        --------         --------         --------
Net increase/(decrease) in net assets resulting from
  investment operations.............................        0.39             1.89            (1.28)
Distributions to shareholders:
Dividends from net investment income................       (0.65)           (0.64)           (0.55)
Distributions in excess of net investment income              --            (0.01)              --
                                                        --------         --------         --------
Total distributions.................................       (0.65)           (0.65)           (0.55)
                                                        --------         --------         --------
Increase in net assets from repurchase of common
  shares (Note 4)...................................        0.04               --               --
Increase due to capital contribution (Note 7).......        0.63               --               --
                                                        --------         --------         --------
Net asset value, end of year........................    $   9.27         $   8.86         $   7.62
                                                        --------         --------         --------
Market value, end of year...........................    $  8.000         $  8.000         $  6.875
                                                        --------         --------         --------
Total return++......................................        8.27%           26.29%          (22.12)%
                                                        --------         --------         --------
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)..................    $125,573         $124,388         $106,940
Ratio of operating expenses to average net assets...        0.29%            0.56%            0.95%+
Ratio of net investment income to average net
  assets............................................        8.01%            7.97%            8.27%+
Portfolio turnover rate.............................           4%              88%             259%
Ratio of operating expenses to average net assets
  without fees reduced by credits allowed by the
  custodian.........................................        0.30%(a)         0.57%(a)           --
Ratio of operating expenses to average net assets
  without waivers, reimbursements and/or fees
  reduced by credits allowed by the custodian.......        1.01%            1.09%             N/A
Net investment income per share without waivers,
  reimbursements and/or fees reduced by credits
  allowed by the custodian..........................    $   0.65         $   0.62              N/A

---------------

  * Nations Government Income Term Trust 2004, Inc. commenced operations on February 28, 1994.
  +   Annualized.
 ++ Total return represents aggregate total return for the period based on market value.
+++ Per share numbers have been calculated using the monthly average shares method, which more appropriately represents the per share data for the period, since the use of the undistributed income method did not accord with the results of operations.
  #   Initial offering price net of sales commissions of $0.55 per share.
(a) The ratio includes custodian fees before credits earned at the custodian bank.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2004, Inc.
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS                               DECEMBER 31, 1996
--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES.

     Nations Government Income Term Trust 2004, Inc. (the "Company") was incorporated under the laws of the State of Maryland on November 3, 1993, and is registered with the Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Company commenced operations on February 28, 1994. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The policies described below are followed by the Company in the preparation of its financial statements and are in accordance with generally accepted accounting principles.

     Portfolio Valuation: The Company's securities are valued using broker quotations or on the basis of prices provided by a pricing service, which may be based on a matrix system which considers such factors as security prices, yields and maturities. The value of mortgage-backed securities can be significantly affected by changes in interest rates. Restricted securities, securities for which market quotations are not readily available and other assets are valued at fair market value by the investment adviser under the supervision of the Board of Directors. Certain securities may be valued by one or more principal market makers. Short-term investments that mature in 60 days or less are valued at amortized cost.

     Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the specific identification of the securities sold. Interest income, adjusted for amortization of discounts and premiums on investments using the effective yield method, is earned from settlement date and is recorded on the accrual basis.

     Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. The Company is required to establish a segregated account with its custodian bank in which it will maintain cash or U.S. government securities or other high grade debt securities at least equal in value to its commitments for such securities.

     Inverse Floating Rate Obligations: Inverse floating rate obligations ("inverse floaters") are tranches of a REMIC or CMO with an interest rate that moves inversely to a specified index. The interest rate, which is adjusted periodically, is based on a formula incorporating a specific index times a multiplier, plus or minus a spread over the index. The value and related unrealized and realized gain or loss (due to changes in interest rates) on an inverse floater can be much more volatile than other debt securities because of the inverse floater's multiple to the index.

     Dividend and Distributions to Shareholders: It is the policy of the Company to pay monthly distributions from net investment income to shareholders. The Company intends to elect to retain net long-term gains (and pay corporate income tax thereon) and to retain, until the final liquidating distribution, income in an amount approximately equal to the tax-exempt income accrued on the zero coupon securities of municipal issuers or other municipal securities in which it invests. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Company, timing differences and differing characterization of distributions made by the Company. Permanent differences incurred for the year ended December 31, 1996, resulting from differences in book and tax accounting for capital contribution, REMICs and CMOs, have been reclassified to reflect a decrease to undistributed net investment income of $736,876, an increase to accumulated net realized gain/loss of $9,683,299 and a decrease to paid-in capital of $8,946,423.

     Federal Income Taxes: It is the policy of the Company to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal

Nations Government Income Term Trust 2004, Inc.
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  DECEMBER 31, 1996
--------------------------------------------------------------------------------
Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. To the extent that the Company does not distribute substantially all of its taxable earnings, it will be subject to a 4% non-deductible excise tax.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS.

     The Company has entered into an investment advisory agreement ("Advisory Agreement") with NationsBanc Advisors, Inc. ("NBAI"), a wholly-owned subsidiary of NationsBank, N.A.("NationsBank"). Under the terms of the Advisory Agreement, the Company pays NBAI a monthly fee equal to an annual rate of 0.50% of the Company's average weekly net assets. For the year ended December 31, 1996, NBAI voluntarily waived fees of $623,108.

     The Company and NBAI have entered into a sub-advisory agreement ("Sub-Advisory Agreement") with TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly-owned subsidiary of NationsBank. Under the terms of the Sub-Advisory Agreement, TradeStreet is entitled to receive from NBAI a monthly fee equal to an annual rate of 0.15% of the Company's average weekly net assets. For the year ended December 31, 1996, TradeStreet voluntarily waived all of its fees.

     NationsBank is the Company's administrator. Pursuant to an administration agreement ("Administration Agreement"), the Company has retained NationsBank to supervise the overall day-to-day operations of the Company and provide various types of administrative services to the Company. Under the terms of the Administration Agreement, NationsBank also maintains certain of the Company's books and records and furnishes, at its own expense, clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the conduct of its business.

     As full compensation for the administrative services furnished to the Company and expenses of the Company assumed by NationsBank, the Company pays NationsBank a monthly fee equal to an annual rate of 0.25% of the Company's average weekly net assets. For the year ended December 31, 1996, NationsBank voluntarily waived fees of $264,887.

     NationsBank has entered into a sub-administration agreement ("Sub-Administration Agreement") with First Data Investor Services Group, Inc. ("First Data"), a wholly-owned subsidiary of First Data Corporation, pursuant to which First Data provides certain administrative services in support of the operations of the Company. The fees to First Data are paid out of the fees paid to NationsBank by the Company pursuant to the Administration Agreement.

     No officer, director or employee of NationsBank, NBAI, TradeStreet or First Data, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company. The Company pays each Director an annual fee of $1,000, plus an additional $500 for each board meeting attended, plus reimbursement of expenses incurred in attending such meetings.

     Mellon Trust serves as the custodian of the Company's assets. The Company accrues a credit on daily cash balances held at Mellon Trust. The earnings credit is applied to the monthly custody fee. For the year ended December 31, 1996, the earnings credit was $7,150.

     First Data also serves as the transfer agent and dividend disbursing agent for the Company.

3.  SECURITIES TRANSACTIONS.

     For the year ended December 31, 1996, the cost of purchases and proceeds from sales of long-term U.S. government securities aggregated $8,677,604 and $5,192,758, respectively.

     At December 31, 1996, gross unrealized appreciation and depreciation for tax purposes was $1,515,827 and $1,613,828, respectively.

Nations Government Income Term Trust 2004, Inc.
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)                   DECEMBER 31, 1996
--------------------------------------------------------------------------------
4.  COMMON STOCK.

     At December 31, 1996, 1,000,000,000 shares of common stock, $.001 par value, were authorized.

     The Board of Directors of the Company has approved a stock repurchase plan that gives the Company the flexibility to engage in repurchases of its outstanding common stock. Accordingly, shareholders are notified that from time to time, the Company may purchase shares of its common stock in the open market when management of the Company believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. For the year ended December 31, 1996, the Company repurchased 490,718 shares of its common stock in the open market at a cost of $4,005,860 and an average discount of approximately 11% from its net asset value. All repurchased shares have been retired by the Company.

     Common stock transactions were as follows:

                                                          YEAR ENDED                YEAR ENDED
                                                           12/31/96                  12/31/95
                                                   ------------------------     ------------------
                                                    SHARES        AMOUNT        SHARES     AMOUNT
                                                   ------------------------     ------------------
Issued as reinvestment of dividends..............        --              --     4,209      $34,702
Shares repurchased by the Company................  (490,718)    $(4,005,860)       --           --
                                                   --------     -----------     -----      -------
Total increase/(decrease)........................  (490,718)    $(4,005,860)    4,209      $34,702
                                                   --------     -----------     ------     -------

5.  ORGANIZATION COSTS.

     The Company bears all costs in connection with its organization. All such costs are being amortized on the straight-line method over a period of five years from the date of commencement of operations for the Company.

6.  CAPITAL LOSS CARRYFORWARD.

     As of December 31, 1996, the Company had available for Federal income tax purposes a capital loss carryforward of $3,257,997 expiring in the year 2002.

7.  CAPITAL CONTRIBUTION.

     On May 8, 1996, the Company received $8,800,880, after plaintiffs' legal fees, from NationsBank Corporation in connection with a court-approved settlement of a class action lawsuit brought by certain shareholders and former shareholders of the Company against NationsSecurities and several other affiliates of NationsBank Corporation. The Company was not named as a defendant in the lawsuit. In accordance with the settlement, the proceeds of the settlement were used to purchase a U.S. Treasury Note, with a coupon rate of 5.875% and a maturity date of February 15, 2004.

Nations Government Income Term Trust 2004, Inc.
--------------------------------------------------------------------------------
   REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Government Income Term Trust 2004, Inc. (the "Company") at December 31, 1996, the results of its operations, changes in its net assets and financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
February 14, 1997

Nations Government Income Term Trust 2004, Inc.
--------------------------------------------------------------------------------
   DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
THE PLAN

     The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest your dividends and capital gains distributions in shares of the Company.

PARTICIPATION

     Shareholders of record will receive their dividends in cash unless they have otherwise instructed First Data (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

     Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by First Data, as dividend paying agent. For Federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

     Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record date of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

     Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment adviser of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions, but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect, on behalf of all participants, (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

Nations Government Income Term Trust 2004, Inc.
--------------------------------------------------------------------------------
   DIVIDEND REINVESTMENT PLAN (CONTINUED)
--------------------------------------------------------------------------------
If the net asset value per share is higher than the closing market price per share of the capital stock on the Exchange including estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable. Consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.

     If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company may, in its discretion, issue the required shares.

NO SERVICE FEE TO REINVEST

     There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Government Income Term Trust 2004, Inc., Dividend Reinvestment Plan, c/o First Data Investor Services Group, Inc., P.O. Box 34602, Charlotte, NC 28234, (800) 982-2271.

Nations Government Income Term Trust 2004, Inc.
--------------------------------------------------------------------------------
   ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------
ANNUAL MEETING OF STOCKHOLDERS

     On September 27, 1996, the Company held its Annual Meeting of Stockholders in Charlotte, North Carolina. Thomas F. Keller was re-elected as a Director of the Company for an additional three-year term, to expire in 1999, by the following votes: 10,073,046 For, and 224,448 Withheld. In the only other matter voted upon at the Annual Meeting, the selection of Price Waterhouse LLP as the Company's independent public accountant for the fiscal year ending December 31, 1996, was ratified by the following votes: 10,021,347 For, 66,783 Against, and 209,364 Abstaining.

PO Box 34602                                   =================
Charlotte, NC 28234-4602                           BULK RATE
Toll Free 1-800-982-2271                          U.S. POSTAGE
                                                     PAID
                                               NORTH READING, MA
                                                   PERMIT NO.
                                                      105
                                               =================


A2004 12/96